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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 9, 2004


                          MEMORY PHARMACEUTICALS CORP.
             (Exact name of registrant as specified in its charter)

      DELAWARE                    000-50642                  04-3363475
(State or other jurisdiction     (Commission               (IRS Employer
   of incorporation)             File Number)            Identification No.)


           100 PHILIPS PARKWAY                            07645
             MONTVALE, NEW JERSEY
   (Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code (201) 802-7100


           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [ ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 (C)  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
               DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On September 16, 2004, Memory Pharmaceuticals Corp. (the "Registrant") announced the appointment of David A. Lowe, Ph.D. as Chief Scientific Officer effective October 1, 2004.

     The Registrant has entered into an employment letter agreement with Dr. Lowe that has an unspecified term. Under this agreement, Dr. Lowe is entitled to an initial base salary of $330,000, a one-time bonus of $50,000 (the "One-time Bonus") to be paid within 30 days following Dr. Lowe's commencement of employment with the Registrant and an initial stock option grant for 150,000 shares of the Registrant's common stock, vesting over two years in quarterly installments. In the first quarter of 2005, Dr. Lowe will be entitled to receive an additional stock option grant for 100,000 shares of the Registrant's common stock which would vest over four years in quarterly installments. Dr. Lowe is also entitled to receive annual bonus payments that depend on the Registrant's performance and his individual performance, in each case as determined by the Registrant's board of directors. In the event that the Registrant terminates Dr. Lowe's employment without cause, he is entitled to receive 12 months' severance, based on his then-current base salary, payable over the 12-month period following termination, plus continued health coverage for one year (less, during the last six months, any amounts earned for services rendered by Dr. Lowe to, and any health insurance otherwise available through, a new employer). Under this agreement Dr. Lowe is entitled to reimbursement for relocation expenses up to $150,000 including a gross-up payment for taxes incurred by him in connection with this payment (the "Relocation Allowance"). If Dr. Lowe resigns or the Registrant terminates his employment for Cause (as defined in the employment letter agreement) within eighteen months of his start date with the Registrant, he will be required to repay the One-time Bonus and the Relocation Allowance. A copy of Dr. Lowe's employment letter agreement with the Registrant is attached hereto as Exhibit 10.1.

     Since 2002, Dr. Lowe, age 58, has served as Executive Vice President and Chief Scientific Officer at Fidelity Biosciences Group, a division of Fidelity Investments, where he was responsible for evaluating private equity investment opportunities in early- and mid-stage biopharmaceutical companies, focusing primarily on companies that target central nervous system diseases. In addition, since October 2002, Dr. Lowe served as President and Chief Executive Officer of EnVivo Pharmaceuticals Inc., a drug-discovery company financed by Fidelity Biosciences. From 2000-2002, Dr. Lowe served as Vice President and Therapeutic Area Head, Central Nervous System at Roche Bioscience. From 1995 to 2000, Dr. Lowe served as Vice President and Global Head of Central Nervous System Research, Pharmaceutical Division at Bayer AG. Dr. Lowe is the author/co-author of more than fifty scientific publications and is listed as an inventor on several pending patent applications. Dr. Lowe received his Ph.D. in Neurobiology from the University of Leeds in 1972 and his Bachelor of Science (Hons.) from the University of Bristol in 1967.

     A copy of the press release that includes this announcement is attached hereto as Exhibit 99.1.


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ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

   (c)      Exhibits

            10.1*    Employment Letter Agreement, dated as of September 9, 2004, between David A. Lowe,
                     Ph.D. and the Registrant
            10.2*    Registrant's Form of Notice of Grant
            10.3*    Registrant's Form of Stock Option Agreement
            99.1     Press Release dated September 16, 2004

 *  Indicates management contract or compensatory plan or arrangement



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MEMORY PHARMACEUTICALS CORP.
                              Registrant)

       September 16, 2004     By: /s/ Dennis M. Keane
       ------------------         ----------------------------
             Date                 Dennis M. Keane
                                  Chief Financial Officer





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                                  EXHIBIT INDEX

    Exhibit       Description
    -------       -----------
    Number
    ------
     10.1*        Employment Letter Agreement, dated as of September 9, 2004, between David A. Lowe, Ph.D. and the Registrant

     10.2*        Registrant's Form of Notice of Grant

     10.3*        Registrant's Form of Stock Option Agreement

     99.1         Press Release dated September 16, 2004

 * Indicates management contract or compensatory plan or arrangement